Waddell & Reed Advisors Funds

Supplement dated October 6, 2017 to the

Ivy Funds Combined Prospectus

and Information Statement dated September 8, 2017

Page 12, fourth paragraph of the Combined Prospectus and Information Statement is amended as follows:

CAN I STILL ADD TO MY EXISTING WRA FUND ACCOUNT UNTIL THE REORGANIZATION?

Yes. WRA Fund shareholders may continue to make additional investments until October 13, 2017, unless the WRA Trust Board determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. In anticipation of the Reorganization, the WRA Funds are expected to be closed to new shareholders as of October 2, 2017.

Supplement	Prospectus	1